Available-for-sale investments	12 Months Ended
Dec. 31, 2017
Availableforsale Financial Assets [Abstract]
Available-for-sale investments

15 Available-for-sale investments

	2017 £m	2016 £m

1 January	58	72

Differences on exchange	–	10

Additions	90	4

Revaluations	(27)	–

Disposals	(14)	(28)

31 December	107	58

Current	65	15

Non-current	42	43

	107	58

The classification of these investments under the IFRS 13 fair value hierarchy is given in note 23.

There is no material difference between the maturity profile of investments in the table above and the maturity profile on a gross contractual basis where the values in each year include the investments maturing in that year together with forecast interest receipts on all investments which are due for all or part of that year.

Investments are all denominated in the functional currency of the subsidiary undertaking holding the investments.